SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 2) - USD ($)	12 Months Ended
	Jan. 03, 2021	Dec. 29, 2019
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Total expense (benefit) computed by applying statutory federal rate	$ 193,600	$ (119,500)
State income tax (benefit), net of federal tax benefit	47,400	(36,000)
Paycheck Protection Program loan forgiveness	(111,000)	0
Other permanent differences	0	53,500
Provision for income taxes (benefit)	$ (130,000)	$ (102,000)